                                                                     EXHIBIT 4.4
                                                                     -----------

                              CERTIFICATE OF TRUST

                                       OF

                                 GBB CAPITAL II

     THIS CERTIFICATE OF TRUST OF GBB CAPITAL II (the "Trust"), dated May 18, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ((S)) 3801 et seq.).

     1. Name. The name of the business trust being formed hereby is GBB CAPITAL II.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon its filing.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                              WILMINGTON TRUST COMPANY
                                as Trustee



                              By:  /s/ Debra Eberly
                                   ------------------------------------------
                                   Name:  Debra Eberly
                                   Title:    Administrative Account Manager



                                            /s/ Steven C. Smith
                              -----------------------------------------------
                                               Steven C. Smith,
                                            Administrative Trustee



                                            /s/ Shawn E. Saunders
                              -----------------------------------------------
                                              Shawn E. Saunders,
                                            Administrative Trustee



                                               /s/ Mark Eschen
                              -----------------------------------------------
                                                  Mark Eschen,
                                             Administrative Trustee